UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: October 14, 2004
(Date of earliest event reported)

The Student Loan Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11616	16-1427135
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

750 Washington Boulevard
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

(203) 975-6237
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.       Results of Operations and Financial Condition

On October 14, 2004, The Student Loan Corporation announced its results of operations for the quarter ended September 30, 2004. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01.       Financial Statements and Exhibits

(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Press Release, dated October 14, 2004, issued by The Student
Loan Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: October 14, 2004

By: /s/ Daniel P. McHugh
Name: Daniel P. McHugh
Title: Principal Financial and Accounting
Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated October 14, 2004, issued by
The Student Loan Corporation.